                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 14(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 9, 2004
                                                         ----------------

                            PSYCHEMEDICS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)

                                    DELAWARE
                            -------------------------
                 (State if Other Jurisdiction of Incorporation)

        1-13738                                         58-1701987
    ---------------                                --------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

  125 Nagog Park, Acton, Massachusetts                          01720
----------------------------------------                        -----
(Address of Principal Executive Offices)                      (Zip Code)

                                 (978) 206-8220
                          -----------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                          -----------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Information required by Item 304(a)(1) of Regulation S-K.

    (i) On November 9, 2004 the Audit Committee of the Registrant dismissed Ernst & Young LLP ("E&Y") as the Registrant's independent registered public accounting firm.

    (ii) E&Y served as the Registrant's independent registered public accounting firm to audit the Registrant's two most recent fiscal year ends. The reports of E&Y on the financial statements of the Registrant at December 31, 2002 and December 31, 2003, and for each of the years ended December 31, 2003, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    (iii) In connection with its audits for the two most recent fiscal years and through November 9, 2004, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report.

(b)  Information required by Item 304(a)(2) of Regulation S-K.

     (i) On November 9, 2004 the Audit Committee of the Registrant engaged BDO Seidman LLP as the Registrant's independent registered public accounting firm.

     (ii) During Psychemedics Corporation's fiscal years ended December 31, 2002 and 2003 and the subsequent interim period ended November 9, 2004, the Company did not consult with BDO Seidman LLP with respect to any of the matters described in Regulation S-K Item 304 (a)(2)(i) or (ii)).

(c)  Information required by Item 304(a)(3) of Regulation S-K.

     The Company has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated November 12, 2004, is filed as Exhibit 16 to this Form 8-K.

(d) A copy of the press release announcing the appointment of BDO Seidman LLP is filed as Exhibit 99 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.       DESCRIPTION

   16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 12, 2004.

   99             Press release dated November 9, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PSYCHEMEDICS CORPORATION
Dated: November 12, 2004


                                     By:  /s/ Peter C. Monson
                                        ----------------------------------------
                                        Peter C. Monson, Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

   16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 12, 2004.


   99             Press release dated November 9, 2004